    As Filed with the Securities and Exchange Commission on October 30, 1997

                                          Registration Nos. 33-6790 and 811-4719
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                ----------------
                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Pre-Effective Amendment No. ___

                         Post-Effective Amendment No. 17

                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940

                                AMENDMENT NO. 17

                        (Check appropriate box or boxes)
                                ----------------
                               THE WESTWOOD FUNDS
               (Exact Name of Registrant as Specified in Charter)
                              One Corporate Center
                               Rye, New York 10580
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 921-5100

                                Bruce N. Alpert
                               Teton Advisers LLC
                              One Corporate Center
                              Rye, New York 10580
                     (Name and Address of Agent for Service)

                                   copies to:
                            Michael R. Rosella, Esq.
                               Battle Fowler LLP
                              75 East 55th Street
                            New York, New York 10022

                                ----------------
    It is proposed that this filing will be effective (check appropriate box)
            x   o  immediately upon filing pursuant to paragraph (b) of Rule 485
          -----
                o  on (date) pursuant to paragraph (b) of Rule 485
                o  60 days after filing pursuant to paragraph (a) of Rule 485

                o  on (date) pursuant to paragraph (a) of Rule 485



      Registrant has registered an indefinite number of its shares of beneficial interest under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. Registrant's Rule 24f-2 Notice for the fiscal year ended September 30, 1997 will be filed on or before December 28, 1997.

================================================================================
Total Pages:
Exhibit Index:

                                PRELIMINARY NOTE


THE REGISTRANT'S PROSPECTUS DATED APRIL 14 , 1997, TO WHICH THE INTERIM FINANCIAL STATEMENTS CONTAINED HEREIN ARE ADDED BY POST-EFFECTIVE AMENDMENT NO. 17, ARE INCORPORATED BY REFERENCE TO THE REGISTRANT'S FILING OF DEFINITIVE COPIES UNDER RULE 497(C).

                          WESTWOOD SMALLCAP EQUITY FUND
                                  PORTFOLIO OF
                               THE WESTWOOD FUNDS

                        SUPPLEMENT DATED OCTOBER 30, 1997
                     TO THE PROSPECTUS DATED APRIL 14, 1997
                              FOR THE RETAIL CLASS

THIS SUPPLEMENT IS PROVIDED TO UPDATE, AND SHOULD BE READ IN CONJUNCTION WITH, THE INFORMATION PROVIDED IN THE PROSPECTUS.

THE TABLE OF "FINANCIAL HIGHLIGHTS (UNAUDITED) FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGH THE PERIOD ENDED SEPTEMBER 30, 1997" BELOW SUPPLEMENTS THE UNAUDITED FINANCIAL STATEMENTS OF THE WESTWOOD SMALLCAP EQUITY FUND, PORTFOLIO OF THE WESTWOOD FUNDS (THE "TRUST"), CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SETS FORTH CERTAIN INFORMATION REGARDING THE INVESTMENT OPERATIONS OF THE FUNDS FOR THE PERIOD PRESENTED.


                              Financial Highlights


For a share outstanding throughout the period (unaudited):
-------------------------------------------------------------------------------------------------------------------

                                                                                         FOR THE PERIOD ENDED SEPT.
                                                                                                 30, 1997(a)
                                                                                         --------------------------

WESTWOOD SMALLCAP EQUITY FUND

NET ASSET VALUE, BEGINNING OF PERIOD................................................         $        10.00
                                                                                                ------------

INCOME FROM INVESTMENT OPERATIONS:
     Net investment income..........................................................                   0.08
     Net realized and unrealized gain from investment transactions..................                   4.40
                                                                                                ------------
       Total from Investment Operations.............................................                   4.48
                                                                                                ------------

NET ASSET VALUE, END OF PERIOD......................................................         $        14.48
                                                                                                ============

TOTAL RETURN:  (not annualized).....................................................                 44.80%
NET ASSETS, END OF PERIOD (IN THOUSANDS):...........................................         $        8,546

RATIOS TO AVERAGE NET ASSETS OF:
     Net investment income..........................................................                  1.89%  (b)
     Expenses net of waivers/reimbursements(c)......................................                  1.89%  (b)
     Expenses before waivers/reimbursements*........................................                  2.45%  (b)

PORTFOLIO TURNOVER RATE.............................................................                   146%
AVERAGE COMMISSION RATE (PER SHARE OF SECURITY).....................................         $      0.0358



(a)  Period from April 15, 1997 (inception date of Fund) to September  30, 1997
(b)  Annualized.
(c)  The ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio would be 1.50% (annualized).
*    During the period, certain fees were voluntarily reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as shown.


Effective September 10, 1997, Battle Fowler LLP, 75 East 55th Street, 5th fl., New York, NY 10022 serves as legal counsel to The Westwood Funds.

RETAIL CLASS
CROSS-REFERENCE SHEET
(AS REQUIRED BY RULE 495(a)
UNDER THE SECURITIES ACT OF 1933)
   N1A
ITEM NO.................................................................LOCATION

Part A                                                                  Prospectus Caption

Item 1.       Cover Page                                                Cover Page
Item 2.       Synopsis                                                  Fee Table
Item 3.       Condensed Financial Information                           Condensed Financial Information
Item 4.       General Description of Registrant                         Cover Page; Description of the Funds and
                                                                        Risk Considerations; General Information
Item 5.       Management of the Fund                                    Management of the Funds
Item 5(a)     Management's Discussion of Performance                    Not Applicable
Item 6.       Capital Stock and Other Securities                        Cover Page; How to Buy Fund Shares;
                                                                        Dividends, Distributions and Taxes;
                                                                        General Information
Item 7.       Purchase of Securities Being Offered                      How to Buy Fund Shares
Item 8.       Redemption or Repurchase                                  How to Redeem Fund Shares
Item 9.       Legal Proceedings                                         Not Applicable


Part B                                                                  Statement of Additional Information Caption

Item 10.      Cover Page                                                Cover Page
Item 11.      Table of Contents                                         Table of Contents
Item 12.      General Information and History                           General Information and History
Item 13.      Investment Objectives and Policies                        Investment Objectives and Management Policies;
                                                                        Appendix
Item 14.      Management of the Fund                                    Management of the Fund
Item 15.      Control Persons and Principal Holders
              of Securities                                             Management of the Fund

Item 16.      Investment Advisory and Other Services                    Investment Advisory and Other Services
Item 17.      Brokerage Allocation                                      Portfolio Transactions
Item 18.      Capital Stock and Other Securities                        Information About the Funds
Item 19.      Purchase, Redemption and Pricing of                       Purchase of Fund Shares; Redemption of Fund
              Securities Being Offered                                  Shares; Shareholder Services; Determination
                                                                        of Net Asset Value
Item 20.      Tax Status and Taxes                                      Dividends, Distributions
Item 21.      Underwriters                                              Investment Advisory and Other Services -
                                                                        Distribution of Fund Shares
Item 22.      Calculation of Performance Data                           Performance Information
Item 23.      Financial Statements                                      Financial Statements

                                     PART A

                               THE WESTWOOD FUNDS
                                     PART B
                      (STATEMENT OF ADDITIONAL INFORMATION)

                                 APRIL 14 , 1997
                          SUPPLEMENTED OCTOBER 30, 1997




The Westwood Funds (the "Trust") is an open-end, diversified, management investment company, known as a mutual fund, which currently consists of six separate investment portfolios referred to as the Westwood Equity Fund (the "Equity Fund"), the Westwood SmallCap Equity Fund (the "SmallCap Fund"), the Westwood Realty Fund (the "Realty Fund"), the Westwood Cash Management Fund (which is a money market fund portfolio) (the "Cash Management Fund"), the Westwood Intermediate Bond Fund (the "Intermediate Bond Fund") and the Westwood Balanced Fund (the "Balanced Fund") (collectively, the "Funds"). The Cash Management Fund has not commenced operations. Each Fund is authorized to issue two separate classes of shares, referred to as the "Service Class" and the "Retail Class". The SmallCap and the Realty Fund are currently offering only Retail Class shares.


This Statement of Additional Information provides information about both classes of shares. It is not a prospectus, but supplements and should be read in conjunction with the Funds' current Prospectus, dated April 14, 1997, as it may be revised from time to time. To obtain a copy of the Funds' Prospectus, please write to the Funds at One Corporate Center, Rye, New York, 10580 or call (800) GABELLI (1-800-422-3554).


Teton Advisers LLC (the "Adviser") serves as the Funds' investment adviser and administrator. Westwood Management Corp. (the "Sub-Adviser") serves as sub-adviser to the Funds.

Gabelli & Company, Inc. serves as the Funds' distributor (the "Distributor").


                               TABLE OF CONTENTS

                                                                 PAGE
                                                                 ----
General Information and History                                  B-2
Investment Objectives and Management Policies                    B-2

Management of the Funds                                          B-12
Investment Advisory and Other Services                           B-15
Purchase and Redemption of Shares                                B-19
Determination of Net Asset Value                                 B-119
Shareholder Services                                             B-20
Dividends, Distributions and Taxes                               B-21
Performance Information                                          B-24
Information About the Funds                                      B-26
Custodian, Transfer and Dividend Disbursing Agent,
  Counsel and Independent Accountants                            B-27
Appendix                                                         B-28
Financial Statements                                             B-29


GENERAL INFORMATION AND HISTORY

The Adviser, which was organized in 1994, is a registered investment adviser and is a subsidiary of Gabelli Funds, Inc. which was organized in 1980 and is currently a registered investment adviser to sixteen management investment companies. The business address of Gabelli Funds, Inc. is One Corporate Center, Rye, New York 10580-1434. GAMCO Investors, Inc. ("GAMCO"), a majority owned subsidiary of Gabelli Funds, Inc., acts as investment adviser for individuals, pension and profit sharing trusts, institutions and endowments. As of December 31, 1996 GAMCO had aggregate assets in excess of $5 billion under management.

On August 20, 1991, the Board of Trustees approved the change in the name of the Trust from "The Westwood Fund" to "The Westwood Funds" and the name of the Trust's initial series of shares from "The Westwood Fund" to "Westwood Equity Fund". In addition, at the same time the Board authorized the designation of three new series of shares of the Trust, "Westwood Cash Management Fund", "Westwood Intermediate Bond Fund" and "Westwood Balanced Fund". The Board authorized the designation of the "Westwood SmallCap Equity Fund "and" Westwood Realty Fund" series shares of the Trust on February 25, 1997.

The Trust operates a multi-class structure pursuant to Rule 18f-3 of the Investment Company Act of 1940 and the Board of Trustees has authorized pursuant thereto the designation of two separate classes of shares in each Fund referred to as "Retail Class" and "Service Class" shares.

The Cash Management Fund has not commenced operations.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Description of the Funds and Risk Considerations".

The Funds will not (i) invest in real estate limited partnerships (except the Realty Fund which may also invest in publicly traded master limited partnerships), (ii) engage in the short-selling of securities, (iii) engage in arbitrage, or (iv) as a fundamental policy, issue senior securities (collateral arrangements with regard to initial and variation margin on futures and options transactions shall not be considered the issuance of a senior security), except as permitted by Investment Restriction No. 7 set forth under "Investment Restrictions" below.

CERTIFICATES OF DEPOSIT (ALL FUNDS). Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit (CDs) may be purchased by the Funds are insured by the FDIC (although such insurance may not be of material benefit to a Fund, depending upon the principal amount of the CDs of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, limited in the amounts which they can loan to a single borrower and subject to other regulations designed to promote financial soundness.

The Funds may purchase CDs issued by banks, savings and loan associations and similar institutions with less than one billion dollars in assets, which have deposits insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC, provided a Fund purchases any such CD in a principal amount of no more than $100,000, which amount would be fully insured by the FDIC. Interest payments on such a CD are not insured by the FDIC. A Fund would not own more than one such CD per issuer.


INVESTMENT COMPANY SECURITIES (ALL FUNDS). The Equity Fund may purchase securities of investment companies in the open market where no commission except the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total voting stock of any one closed-end investment company, (ii) 5% of the Equity Fund's net assets with respect to any one closed-end investment company and (iii) 10% of the Equity Fund's net assets in the aggregate, or may receive such securities as part of a merger or consolidation.

REAL ESTATE INVESTMENTS SECURITIES (ALL FUNDS). The Funds may invest in REITs and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development or companies whose financial prospects are deemed by the Adviser to be real estate oriented and consistent with the Fund's investment objectives. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Although the Funds will not invest directly in real estate, the Funds may invest in securities of issuers primarily engaged in or related to the real estate industry. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the REITs' investments are concentrated geographically, by property type or in certain other respects, the REITs may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-throughs of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

CALL AND PUT OPTIONS ON SECURITIES (THE EQUITY FUND, BALANCED FUND, SMALLCAP FUND AND REALTY FUND). A Fund may engage in options transactions, such as purchasing call and put options on securities and writing covered call and put options on securities. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on a Fund's portfolio securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written ordinarily will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the money," respectively. A Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline moderately during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In these circumstances, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as a Fund's obligation as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver, in the case of a call, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the national securities exchange on which the option is written.

An options position may be closed out only where there exists a secondary market for an option of the same series on a recognized national securities exchange or in the over-the-counter market. Because of this fact and current trading conditions, the Funds expect to purchase only call or put options issued by the Clearing Corporation. The Funds expect to write options on national securities exchanges and in the over-the-counter market.

While it may choose to do otherwise, a Fund generally purchases or writes only those options for which the Adviser believes there is an active secondary market so as to facilitate closing transactions. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the facilities of the Clearing Corporation and the national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If as a covered call option writer a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

A covered call option written by the Fund, which is a call option with respect to which the Fund owns the underlying security, exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying security. A put option sold by a Fund is covered when, among other things, cash, cash equivalents or U.S. Government securities or other liquid debt securities are placed in a segregated account to fulfill the obligation undertaken.

A Fund treats options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, as not readily marketable and, therefore, subject to the limitations under "Certain Fundamental Policies" below.

STOCK INDEX OPTIONS (THE EQUITY FUND, THE SMALLCAP FUND, THE REALTY FUND AND THE BALANCED FUND). A Fund may purchase and write put and call options on stock indexes listed on national securities exchanges in order to realize its investment objectives or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100. Indexes are also based on an industry or market segment such as the American Stock Exchange Oil and Gas Index or the Computer and Business Equipment Index.

Options on stock indexes are similar to options on stock except that (a) the expiration cycles of stock index options are monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the difference between the closing level of the stock index upon which the option is based and the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segments, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Adviser's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

A Fund engages in stock index option transactions only when determined by the Adviser to be consistent with the Fund's investment objectives. There can be no assurance that the use of these portfolio strategies will be successful. When a Fund writes an option on a stock index, the Fund will place in a segregated account with its custodian, cash or U.S. Government securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or the Fund will otherwise cover the transaction. Although a Fund intends to purchase or write only those stock index options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain stock index options, with the result that a Fund would have to exercise those options which it has purchased in order to realize any profit. With respect to stock index options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying securities used as cover during the period it is obligated under an option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

FUTURES TRANSACTIONS -- IN GENERAL (ALL FUNDS). In connection with its futures transactions, a Fund will establish and maintain at its custodian bank or qualified futures commission merchant a segregated account consisting of cash or other high quality securities as determined by the Board of Trustees in an amount generally equal to the market value of the underlying commodity less any amount deposited as margin. The segregation of such assets will have the effect of limiting a Fund's ability to otherwise invest those assets.

INTEREST RATE FUTURES CONTRACTS (THE INTERMEDIATE BOND FUND AND THE BALANCED
FUND). These Funds may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against changes in interest rates. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are futures contracts based on securities such as long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, although the sale of the futures contract might be accomplished more easily and quickly. For example, if a Fund holds long-term U.S. Government securities and the Adviser anticipates a rise in long-term interest rates, it could, in lieu of disposing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the Fund's portfolio securities declined, the value of the Fund's futures contracts would increase, thereby protecting the Fund by preventing net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the Adviser expects long-term interest rates to decline, the Fund might enter into futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities it intends to purchase, while continuing to hold higher yielding short-term securities or waiting for the long-term market to stabilize.

STOCK INDEX FUTURES CONTRACTS (THE EQUITY FUND, THE SMALLCAP FUND, THE REALTY FUND AND THE BALANCED FUND). These Funds may enter into stock index futures contracts in order to protect the value of their common stock investments. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. As the aggregate market value of the stocks in the index changes, the value of the index also will change. In the event that the index level rises above the level at which the stock index futures contract was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contracts was sold, the seller of the stock index futures contract will realize a loss determined by the difference between the two index levels at the time of expiration of the stock index futures contract, and the purchaser will realize a gain in that amount. In the event the index level falls below the level at which the stock index futures contract was sold, the seller will recognize a gain determined by the difference between the two index levels at the expiration of the stock index futures contract, and the purchaser will realize a loss. Stock index futures contracts expire on a fixed date, currently one to seven months from the date of the contract, and are settled upon expiration of the contract.

The Funds intend to utilize stock index futures contracts only for the purpose of attempting to protect the value of their common stock portfolios in the event of a decline in stock prices and, therefore, usually will be sellers of stock index futures contracts. This risk management strategy is an alternative to selling securities in a portfolio and investing in money market instruments. Also, stock index futures contracts may be purchased to protect a Fund against an increase in prices of stocks which the Fund intends to purchase. If a Fund is unable to invest its cash (or cash equivalents) in stock in an orderly fashion, the Fund could purchase a stock index futures contract which may be used to offset any increase in the price of the stock. However, it is possible that the market may decline instead, resulting in a loss on the stock index futures contract. If a Fund then concludes not to invest in stock at that time, or if the price of the securities to be purchased remains constant or increases, the Fund will realize a loss on the stock index futures contract that is not offset by a reduction in the price of securities purchased. The Funds also may buy or sell stock index futures contracts to close out existing futures positions.

A Fund will intend to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. While incidental to its securities activities, a Fund may use stock index futures as a substitute for a comparable market position in the underlying securities.

There can be no assurance of a Fund's successful use of stock index futures as a hedging device. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than the margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the Adviser still may not result in a successful hedging transaction.

Successful use of stock index futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, a Fund will lose part or all of the benefit of the increased value of its stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES (ALL FUNDS). The Funds may purchase and write call and put options on futures contracts which are traded on a United States or foreign exchange or board of trade. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract at a specified exercise price at any time during the option period. Upon exercise of the option, the writer of the option is obligated to convey the appropriate futures position to the holder of the option. If an option is exercised on the last trading day before the expiration date of the option, a cash settlement will be made in an amount equal to the difference between the closing price of the futures contract and the exercise price of the option.

The Funds may use options on futures contracts solely for bona fide hedging or other appropriate risk management purposes. If a Fund purchases a call (put) option on a futures contract, it benefits from any increase (decrease) in the value of the futures contract, but is subject to the risk of decrease (increase) in value of the futures contract. The benefits received are reduced by the amount of the premium and transaction costs paid by a Fund for the option. If market conditions do not favor the exercise of the option, a Fund's loss is limited to the amount of such premium and transaction costs paid by the Fund for the option.

If a Fund writes a call (put) option on a futures contract, the Fund receives a premium but assumes the risk of a rise (decline) in value in the underlying futures contract. If the option is not exercised, a Fund gains the amount of the premium, which may partially offset unfavorable changes due to interest rate or currency exchange rate fluctuations in the value of securities held or to be acquired for the Fund's portfolio. If the option is exercised, a Fund will incur a loss, which will be reduced by the amount of the premium it receives. However, depending on the degree of correlation between changes in the value of its portfolio securities (or the currency in which they are denominated) and changes in the value of futures positions, a Fund's losses from writing options on futures may be partially offset by favorable changes in the value of portfolio securities or in the cost of securities to be acquired.

The holder or writer of an option on futures contracts may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (ALL FUNDS). The Funds may enter into forward foreign currency exchange contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Fund may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, a Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when management of the Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Fund's foreign assets.

The Funds will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate a Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Funds' custodian will place cash or liquid high grade debt securities into a segregated account of a Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward foreign currency exchange contracts requiring the Fund to purchase foreign currencies or forward contracts entered into for non-hedging purposes. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of a Fund's commitments with respect to such contracts.

The Funds generally will not enter into a forward contract with a term of greater than one year. Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time.

While the Funds will enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge or may expose the Fund to risk of foreign exchange loss.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). To a limited extent, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, a Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Funds consider collateral consisting of U.S. Government securities or irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Funds to be the equivalent of cash. Such loans may not exceed 33-1/3% of a Fund's total assets. From time to time, a Fund may return to the borrower and/or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The Securities and Exchange Commission currently requires that the following conditions must be met whenever a Fund's portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Funds' Trustees must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification.

Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund.

RULE 144A SECURITIES (ALL FUNDS). The Funds have adopted fundamental policies with respect to investments in illiquid securities (see Investment Restrictions Nos. 10 and 11 below). Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Each Fund may invest up to 5% (except for the SmallCap Fund and Realty Fund which may invest up to 15%) of its total assets in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering". Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer and only to institutional inventors; they cannot be resold to the general public without registration. Restricted securities issued under Section 4(2) of the Securities Act will be treated as illiquid and subject to each Fund's investment restriction on illiquid securities.

The Commission has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. The Adviser anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD"). Consequently, it is the intent of the Funds to invest, pursuant to procedures established by the Board of Trustees and subject to applicable investment restrictions, in securities eligible for resale under Rule 144A which are determined to be liquid based upon the trading markets for the securities.

The Adviser will monitor the liquidity of restricted securities in a Fund's portfolio under the supervision of the Trustees. In reaching liquidity decisions, the Adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security over the course of six months or as determined in the discretion of the Adviser; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers over the course of six months or as determined in the discretion of the Adviser; (3) dealer undertakings to make a market in the security; (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (5) other factors, if any, which the Adviser deems relevant. The Adviser will also monitor the purchase of Rule 144A securities to assure that the total of all Rule 144A securities held by a Fund (except for the SmallCap Fund and Realty Fund which may invest up to 15%) does not exceed 5% of the Fund's average daily net assets.

INVESTMENT RESTRICTIONS. The Funds have adopted the following restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940 (the "Act")) of each Fund's outstanding voting shares. Each Fund, except as otherwise indicated, may not:

      1. Purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets, except with respect to the Cash Management Fund for which the restriction applies to 100% of its total assets.

      2. Purchase the securities of any issuer if such purchase would cause the Fund to hold more than 10% of the outstanding voting securities of such issuer. This restriction applies only with respect to 75% of each Fund's total assets.

      3. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of a Fund's investments in all such companies to exceed 5% of the value of its total assets.

      4. Purchase or retain the securities of any issuer if the officers or Trustees of the Funds or the officers or Directors of the Adviser who individually own beneficially more than 1/2 of 1% of the securities of such issuer together own beneficially more than 5% of the securities of such issuer.

      5. Purchase, hold or deal in commodities or commodity contracts, but the Funds may engage in transactions involving futures contracts and related options, including the futures and related options transactions as described in the Prospectus and Statement of Additional Information.

      6. Purchase, hold or deal in real estate, or oil and gas interests, but the Funds may purchase and sell securities that are secured by real estate and may purchase and sell securities issued by companies that invest or deal in real estate.

      7. Borrow money or pledge, mortgage or hypothecate its assets, except as described in the Funds' Prospectus and the Statement of Additional Information and in connection with entering into futures contracts, but the deposit of assets in escrow in connection with the writing of covered call options and the purchase of securities on a when-issued or delayed-delivery basis and collateral arrangements with respect to initial or variation margins for futures contracts will not be deemed to be pledges of a Fund's assets.

      8. Lend any funds or other assets except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, or the purchase of bankers' acceptances and commercial paper of corporations. However, each Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Funds' Trustees.

      9. Act as an underwriter of securities of other issuers.

      10. The Equity Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, including certain securities which are subject to legal or contractual restrictions on resale, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. This restriction applies to those options in respect of specific securities that are not traded on a national securities exchange, and the underlying security, which are not readily marketable.

      11. Each Fund other than the Equity Fund, may not enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 10%( 15% for the SmallCap and Realty Funds) of the value of a Fund's net assets would be so invested. Included in this category are "restricted" securities and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation. Restricted securities for purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 which have been determined to be liquid by the Fund's Board of Trustees based upon the trading markets for the securities.

      12. Enter into time deposits maturing in more than seven days and time deposits maturing from two business days through seven calendar days will not exceed 10% of a Fund's total assets.

      13. Invest in the securities of a company for the purpose of exercising management or control, but each Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

      14. Purchase securities on margin, but the Funds may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and the Funds may make margin payments in connection with transactions in options and futures.

      15. Purchase or sell put and call options, or combinations thereof, except as set forth in the Prospectus and Statement of Additional Information.

      16. Invest more than 25% of its assets in investments in any particular industry or industries, provided that, when a Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements in respect of the foregoing. This 25% limitation does not apply with respect to the Cash Management Fund's investment in domestic banks.

      17. The Equity Fund shall not purchase warrants in excess of 2% of net assets. (For purposes of this restriction, such warrants shall be valued at the lower of cost or market, except that warrants acquired by the Equity Fund in units or attached to securities shall not be included within this 2% restriction.) The Balanced Fund shall not invest more than 5% of its net assets in warrants, no more than 2% of which may be invested in warrants which are not listed on the New York or American Stock Exchanges.

The limitations set forth above in Restriction No. 1 do not apply with respect to securities issued by the U.S. Government, its agencies or instrumentalities.

If a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE FUNDS

Trustees and officers of the Funds, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee who is deemed to be an "interested person" of the Funds, as defined in the Act, is indicated by an asterisk.

TRUSTEES AND OFFICERS OF THE FUNDS
ANTHONY J. COLAVITA, (61) Trustee.
     President and Attorney at Law in the firm of Anthony J. Colavita, P.C., Director of Gabelli Global Series Funds, Inc., Gabelli Investor Funds, Inc., The Gabelli Convertible Securities Fund, Inc., Gabelli Equity Series Funds, Inc., Gabelli Gold Fund, Inc., The Gabelli Value Fund Inc., Gabelli Capital Series Fund, Inc., Gabelli International Growth Fund, Inc., and a Trustee of The Gabelli Growth Fund, The Gabelli Money Market Funds, and The Gabelli Asset Fund. His address is One Corporate Center, Rye, New York 10580.
JAMES P. CONN, (59) Trustee.
     Managing Director/Chief Investment Officer, Financial Security Assurance, since 1992. President and Chief Executive Officer of Bay Meadows Operating Company from 1988 through 1992. Director of The Gabelli Equity Trust Inc. and Gabelli Global Multimedia Trust Inc., Trustee of The Gabelli Asset Fund and The Gabelli Growth Fund. His address is One Corporate Center, Rye, New York 10580.
WERNER ROEDER, M.D., (56) Trustee.
     Director of Surgery, Lawrence Hospital and practicing private physician. Director of Gabelli Investor Funds, Inc., Gabelli Gold Fund, Inc., Gabelli Capital Series Fund, Inc., Gabelli International Growth Fund, Inc. and Gabelli Global Series Funds, Inc. His address is One Corporate Center, Rye, New York 10580.

KARL OTTO POHL*, (67) Trustee.
     Partner of Sal Oppenheim Jr. & Cie. (private investment bank); Former President of the Deutsche Bundesbank (Germany's Central Bank) and Chairman of its Central Bank Council (1980-1991); Currently board member of IBM World Trade Europe/Middle East/Africa Corp.; Bertlesmann AG; Zurich Versicherungs-Gesellshaft (insurance); the International Advisory Board of General Electric Company; the International Council for JP Morgan & Co.; the Board of Supervisory Directors of ROBECo/o Group; and the Supervisory Board of Royal Dutch (petroleum company); Advisory Director of Unilever N.V. and Unilever Deutchland; German Governor, International Monetary Fund (1980-1991); Board Member, Bank for International Settlements (1980-1991); Chairman, European Economic Community Central Bank Governors (1990-1991); Director/Trustee of all the funds in the Gabelli family of funds. His address is One Corporate Center, Rye, New York 10580.

SUSAN M. BYRNE*, (50) Trustee.
     President and CEO of Westwood Management Corporation since 1983. Her address is One Corporate Center, Rye, New York 10580.

All of the Funds' Trustees were elected at a meeting of shareholders held on September 30, 1994 except Mr. Pohl, who was elected by the Board of Trustees on August 8, 1997 to begin serving on the Board on October 6, 1997. Ordinarily, there will be no further meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of not less than two-thirds of the Fund's outstanding shares may remove a Trustee through a declaration in writing or by vote casting person or by proxy at a meeting called for that purpose. In accordance with the Act and the Trust's Agreement and Declaration of Trust, the Trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10% of the Trust's outstanding shares.

   The Trust does not pay any remuneration to its officers and Trustees other than fees and expenses to Trustees who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser, Sub-Adviser or the Distributor, which totalled for all such Trustees $11,250.00 for the fiscal year ended September 30, 1996. Each Trustee other than Susan Byrne is paid an annual fee of $2,500 and $250 for each meeting attended.

   EXECUTIVE OFFICERS OF THE FUNDS NOT LISTED ABOVE
   BRUCE N. ALPERT, (45) Vice President and Treasurer.
      President of the Adviser since 1994. Vice President, Treasurer and Chief Financial and Administrative Officer of the Investment Advisory Division of Gabelli Funds, Inc., Treasurer of the Gabelli Equity Trust Inc. and Gabelli Global Multimedia Trust Inc., Vice President and Treasurer of the Gabelli Value Fund Inc., The Gabelli Asset Fund, The Gabelli Growth Fund, since June 1988; Vice President and Treasurer of the Gabelli Money Market Funds; Gabelli Investor Funds, Inc., Gabelli International Growth Fund, Inc., Gabelli Capital Series Funds, Inc., Gabelli Gold Fund, Inc. and Gabelli Global Series Funds, Inc. His address is One Corporate Center, Rye, New York 10580.
   PATRICIA R. FRAZE, (53) Vice President. Executive
      Vice President of the Adviser, fixed income analyst and portfolio manager since April 1990. Her address is One Corporate Center, Rye, New York 10580.
   DOUGLAS G. LEHMAN, (33) Vice President.
      Assistant Vice President of the Adviser, since December 1994. Previously, Special Trader for First New York Securities, June 1993 to December 1994. From September 1989 to May 1993, he was Vice President and Special Trader for Lehman Brothers. His address is One Corporate Center, Rye, New York 19580.
   JAMES E. McKEE, (33)
      Secretary. Secretary of the Adviser since 1995. Vice President and General Counsel of Gabelli Funds, Inc.; Secretary of all Funds advised by Gabelli Funds, Inc. since August 1995. Vice President and General Counsel of GAMCO Investors Inc. since 1993. Formerly Branch Chief of the U.S. Securities and Exchange Commission in New York from 1992 through 1993. Staff attorney with the Securities and Exchange Commission in New York from 1989 through 1992. His address is One Corporate Center, Rye, New York 10580.

   Susan M. Byrne, Trustee of the Funds, owns approximately 3.5% of the outstanding shares of the Westwood Realty Fund as of October 3, 1997.

   The following persons were known by the Funds to own of record 5% or more of the outstanding voting securities of any Fund on October 3, 1997:



NAME AND ADDRESS                                                                   PERCENTAGE
OF HOLDER OF RECORD                                                                  OF FUND
                                             EQUITY FUND
Retail Class
Charles Schwab & Co., Inc.                                                           32.01%*
Special Custody Account
FBO Ben of Custs

Attn Mutual Funds
101 Montgomery Street
San Francisco, CA  94104-4122
The Bank of Tokyo Trust Co. TTEE                                                     16.68%*
FBO The Komatsu Dresser Co. Sav. Plan
Pension & Investment
Attn Melissa Kruppa
100 Broadway 5th Floor
New York NY  10005-1904


                                               SMALLCAP EQUITY FUND


Retail Class


Wendel & Co.                                                                         68.16%*
A/C #659115
c/o Bank of New York
Attn:  Ellen Whalen
1 Wall Street
New York, NY  10286




                                                     REALTY FUND

Retail Class

Gabelli Funds, Inc.                                                                   7.05%
Attn John Fodera
One Corporate Center
Rye, NY  10580-1442

Margaret Byrne McKenzie                                                               7.05%
118 John Street
Greenwich, CT

Joseph E. Simmons                                                                     7.05%
Gertrude H. Simmons Jt. Ten.
1645 Hillside Drive
Quakertown, PA  18951-2056

JBJA Partners Ltd.                                                                   19.57%
C. Baker Montgomery, Managing General Partner
100 Crescent Courtt Suite 250
Dallas, TX  75201-1860

Edward Lachman                                                                        7.05%
1 Humphrey Road
Morristown, NJ  07960-5707

Westwood Management Corporation                                                       7.05%
Attn: Jacki Finley
300 Crescent Court Suite 1320

Dallas, TX  75201-7854




NAME AND ADDRESS                                                                   PERCENTAGE
OF HOLDER OF RECORD                                                                  OF FUND




                                                  INTERMEDIATE BOND FUND
       Retail Class

       TCTCO                                                                         21.88%
       200 Crescent Ct. Suite 1300
       Dallas, TX  75201-7838

       Trust Company of Texas Corporate                                              16.72%
       200 Crescent Ct. Suite 1300
       Dallas, TX  75201-7838

       Southwest Securities, Inc. FBO                                                28.62%*
       Guarantee & Trust Co. Tr.
       P. O. Box 509 002
       Dallas, TX  75250
                                                       BALANCED FUND
       Charles Schwab & Co., Inc.                                                    32.27%*
       Special Custody Acct.
       FBO Ben of Custs
       Attn:Mutual Funds
       101 Montgomery St.
       *Beneficial ownership is disclaimed



      Ownership of shares representing 25% or more of the outstanding shares of each class of the Funds may be deemed to have control, as that term is defined in the 1940 Act.


                     INVESTMENT ADVISORY AND OTHER SERVICES

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Management of the Funds."

      INVESTMENT ADVISORY AGREEMENTS. The Adviser retains Westwood Management Corp. ("Westwood" or the "Sub-Adviser") to furnish investment advice and manage the Funds' assets.

      Each Advisory and Sub-Advisory Agreement is subject to annual approval by
      (i) the Funds' Board of Trustees or (ii) vote of a majority (as defined in the Act) of the outstanding voting securities of each Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the Act) of the Funds or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement is terminable without penalty, on 60 days' notice, by the Funds' Board of Trustees or, by vote of the holders of a majority of each Fund's shares, or by the Adviser, upon not less than 60 days' notice with respect to the Investment Advisory Agreement for each Fund. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the Act).

      The Sub-Adviser manages each Fund's portfolio of investments in accordance with the stated policies of each

      Fund, subject to the approval of the Board of Trustees. The Sub-Adviser is responsible for investment decisions, and provides each Fund with Investment Officers who are authorized by the Board of Trustees to execute purchases and sales of securities. The Funds' Investment Officers are Susan M. Byrne, Douglas Lehman and Patricia N. Fraze. All purchases and sales are reported for the Trustees' review at the meeting subsequent to such transactions.

      The fees paid to the Adviser are allocated between the classes of shares based upon the amount of assets in each such class. As compensation for its services under the Advisory Agreement, the Adviser is paid a monthly advisory fee.

      As compensation for its advisory and administrative services under the Advisory Agreement for the SmallCap Fund, the Realty Fund, the Equity Fund, the Intermediate Bond Fund and the Balanced Fund, Teton is paid a monthly fee based upon the average daily net asset value of each Fund, at the following annual rates: 1.0%, 1.0%, 1.0%, .60% and .75%, respectively. Under the Sub-Advisory Agreement, the Adviser pays Westwood out of its advisory fees with respect to the Funds a fee computed daily and payable monthly in an amount equal on an annualized basis to the greater of (i) $150,000 per year on an aggregate basis for all the Funds or (ii) 35% of the net revenues to the Adviser from the Funds.

      For the year ended September 30, 1994, Westwood charged advisory fees of $53,481, $29,245 and $73,635 and waived fees of $44,969, $22,653 and
      $65,878 for the Equity Fund, Intermediate Bond Fund and Balanced Fund, respectively. For the year ended September 30, 1995, Teton Advisers, LLC charged Advisory fees of $118,524, $28,016 and $97,048 and waived fees of $80,907, $27,288 and $75,402 for the Equity Fund, Intermediate Bond Fund and Balanced Fund, respectively. For the year ended September 30, 1996, Teton Advisers, LLC charged advisory fees of $214,970, $31,128 and $178,593 respectively and waived fees of $82,555, $31,128 and $93,020 for the Equity Fund, Intermediate Fund, and Balanced Fund, respectively.

      The Adviser is responsible for overseeing Westwood's activities as Sub-Adviser. Westwood assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Westwood and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Subject to this consideration, the brokers selected will include those that supplement Westwood's research facilities with statistical data, investment information, economic facts and opinions. Information so received is in addition to and not in lieu of services required to be performed by Westwood and the fee for Westwood is not reduced as a consequence of the receipt of such supplemental information. Such information may be useful to Westwood in serving both the Funds and other accounts it manages and, conversely, supplemental information obtained by the placement of business of other clients may be useful to Westwood in carrying out its obligations to the funds, although not all of these services are necessarily useful and of value in managing the Funds. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. While Westwood generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commissions available.

      As permitted by section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), Westwood may cause the Funds to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to Westwood an amount of undisclosed commission for effecting a securities transaction for the Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. Westwood may also effect transactions through a broker affiliated with the Adviser and Southwest Securities Group, Inc. subject to compliance with the 1940 Act.

      Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, Westwood may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds.

      Portfolio turnover may vary from year to year, as well as within a year. The portfolio turnover rate is estimated to be 100% for the SmallCap Fund and Realty Fund. For the fiscal years ended September 30, 1996, September 30, 1995 and September 30, 1994 the turnover rates were 106%, 107% and 137% in the case of the Equity Fund, 309%, 165% and 203% in the case of the Intermediate Bond Fund and 111%, 133% and 168% in the case of the Balanced Fund; however, in periods in which extraordinary market conditions prevail, the Adviser will not be deterred from changing investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. For the fiscal years ended September 30,1994, September 30,1995 and September 30, 1996, the Equity Fund paid brokerage commissions of $19,515, $28,530 and $48,678, respectively. For the fiscal years ended September 30, 1994, September 30, 1995 and September 30, 1996, the Intermediate Bond Fund paid brokerage commissions of $0, $110 and $0, respectively, and the Balanced Fund paid brokerage commissions in the amount of $34,283, $23,156 and $36,359, respectively. None of these amounts were paid to the affiliates.

      The Adviser is responsible for overseeing the administration of each Fund's business and affairs, including the maintenance of certain of the Fund's books and records and the performance of other administrative aspects of the Funds' operations to the extent not performed by the Funds' custodians, transfer agents and dividend disbursing agents. The Adviser is permitted to subcontract at its own expense the administrative responsibilities to persons it believes are qualified to perform such services and has retained BISYS Fund Services, Inc. ("BISYS") to provide administrative services with respect to the Funds. Pursuant to the Sub-Administration Contracts, BISYS provides management and administrative services necessary for the operation of the Funds, including, among other things, (i) preparation of shareholder reports and communications, (ii) regulatory compliance, such as reports to and filings with the Securities and Exchange Commission ("SEC") and state securities commissions and (iii) general supervision of the operation of the Funds, including coordination of the services performed by the Funds' Adviser and Sub-Adviser, transfer agent, custodians, independent accountants, legal counsel and others. In addition, Gabelli & Company, Inc. furnishes office space and facilities required for conducting the business of the Funds and pays the compensation of the Funds' officers, employees and Trustees affiliated with Gabelli & Company, Inc.


      DISTRIBUTION OF FUND SHARES. The Funds have retained Gabelli & Company, Inc. to serve as principal underwriter and distributor (the "Distributor") for the shares of the Funds pursuant to Distribution Contracts (the "Distribution Contracts"). The Distribution Contracts provide that the Distributor will use its best efforts to maintain a broad distribution of the Funds' shares among bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.


      The Funds have adopted a Rule 12b-1 Distribution Plan and Agreement (the "Plan") pursuant to which the Service Class shares of each Fund may reimburse the Distributor on a monthly basis in amounts described in the Prospectus for costs and expenses of marketing such shares. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit these classes and their shareholders.

      The Plan provides that it may not be amended to increase materially the costs which Service Classes may bear pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the Act) of the Funds nor have any direct or indirect financial interest in the operation of the Plan or in any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Funds' Trustees have been committed to the discretion of the Trustees who are not "interested persons" of the Funds. The Plan was approved by shareholders on January 15, 1991 and is subject to annual approval by the Board of Trustees and by the Trustees who are neither "interested persons" nor have any direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable with respect to the Service Class at any time by a vote of a majority of the Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Plan or by vote of the holders of a majority of the shares of each such class. On September 30, 1994, the Funds' shareholders approved a Plan of Distribution for the Retail Class shares pursuant to Rule 12b-1 (the "Retail 12b-1 Plan"). The Retail 12b-1 Plan authorizes payments by the Funds in connection with the distribution of its Retail Class shares at an annual rate, as determined from time to time by the Board of Trustees, of up to .25% of the Funds' average daily net assets. Payments will be accrued daily and paid monthly or at such other intervals as the Board may determine and may be paid in advance of actual billing, based on estimates of actual expenditures incurred during the period. Payments may be made in subsequent years for expenses incurred in prior years if such payment is separately authorized by the Board. The Board, however, has no legal obligation to authorize such payments in the future and thus may not authorize them.


      Payments may be made by the Funds under the Retail 12b-1 Plan for the purpose of financing any activity primarily intended to result in the sale of the Retail Class shares of the Funds as determined by the Board of Trustees. Such activities typically include advertising, compensation for sales and sales marketing activities of the distributor and other banks, broker-dealers and service providers, shareholder account servicing, production and dissemination of prospectus and sales and marketing materials, and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Funds may finance without a plan of distribution, the Funds may also make payments to finance such activity outside of the Proposed 12b-1 Plan and not be subject to its limitations.

      The Retail 12b-1 Plan of the Funds has been implemented by written agreements between the Funds and/or the Distributor and each person (including the Distributor) to which payments may be made. Administration of the Retail 12b-1 Plan is regulated by Rule 12b-1 under the 1940 Act, which includes requirements that the Board of Trustees receive and review at least quarterly reports concerning the nature and qualification of expenses for which payments are made and that the Board of Trustees approve all agreements implementing the Retail 12b-1 Plan and other requirements of Rule 12b-1. Approval by a majority of the Board of Trustees who are not interested persons of the Trust is required for all payment determinations. The Retail 12b-1 Plan or any separate agreement thereunder may be terminated by either a majority of the Board or a majority of disinterested Trustees.


      The Board of Trustees has approved implementation of the Retail 12b-1 Plan through the Advisory Agreements which provide for separate payments pursuant to a plan of distribution, and by having the Funds enter into a Distribution Agreement with the Distributor authorizing reimbursement of expenses (including overhead) incurred by the Distributor and its affiliates up to the .25% rate authorized by the Retail 12b-1 Plan. Distribution activities include, without limitation, advertising the Funds; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Funds, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel of any of them (including Westwood and its personnel) for providing services to shareholders of the Funds relating to their investment in the Funds, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses (including statements of additional information) of the Funds and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar direct and indirect expenses relating to any activity for which payment is authorized by the Board of Trustees; and the financing of any activity for which payment is authorized by the Board of Trustees. To the extent any of these payments is based on allocations by the Distributor, the Funds may be considered to be participating in joint distribution activities with other funds distributed by the Distributor. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Funds' Shares. In the unlikely event that a court were to find that these laws prevent such banks from providing the services described above, the Funds would seek alternative providers and expect that shareholders would not experience any disadvantage. For the year ended September 30, 1994, the Funds, with respect to the Service Class, incurred distribution costs and expenses of $574, $525 and $56,229 for the Equity Fund, Intermediate Bond Fund and the Balanced Fund, respectively.


      For the year ended September 30, 1995, the Funds, with respect to the Service Class, incurred distribution costs and expenses of $870, $18 and $41,708 for the Equity Fund, Intermediate Bond and Balanced Fund, respectively. For the year ended September 30, 1995, with respect to the Retail Class, distribution costs and expenses of $28,920, $11,474 and $11,200 were incurred for the Equity Fund, Intermediate Bond and Balanced Fund, respectively.

      For the year ended September 30, 1996, the Funds, with respect to the Service Class, incurred distribution costs and expenses of $2,102 for the Equity Fund and $35,811 for the Balanced Fund. There were no Service Class shares outstanding during the year ended September 30, 1996 for the Intermediate Bond Fund. For the year ended September 30, 1996, with respect to the Retail Class, distribution costs and expenses of $53,172, $13,086 and $46,711 were incurred for the Equity Fund, Intermediate Bond and Balanced Fund, respectively.


      EXPENSES AND EXPENSE INFORMATION. Teton Advisers LLC reimbursed the Intermediate Bond Fund in the amount of $39,693 for the period ended September 30, 1996 for expenses in excess of the expense limitation of certain states having jurisdiction over the Fund and of its own voluntary limitation of expenses. On October 11, 1996 the "National Securities Market Improvement of 1996" vested in the Securities and Exchange Commission exclusive authority for the registration or qualification of investment company offerings, thus, preempting any state law expense limitation requirement, effective October 11, 1996.

                        PURCHASE AND REDEMPTION OF SHARES

      Cancellation of purchase orders for Fund shares (as, for example, when checks submitted to purchase shares are returned unpaid) cause a loss to be incurred when the net asset value of the Fund shares on the date of cancellation is less than on the original date of purchase. The investor is responsible for such loss, and each Fund may reimburse itself or the Distributor for such loss by automatically redeeming shares from any account registered in that shareholder's name, or by seeking other redress. If a Fund is unable to recover any loss to itself, it is the position of the SEC that the Distributor will be immediately obligated to make such Fund whole.

                        DETERMINATION OF NET ASSET VALUE

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Purchase of Shares."

      VALUATION OF PORTFOLIO SECURITIES -- AMORTIZED COST .

      As indicated under "Fund Share Valuation" in the Prospectus, the Cash Management Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price which the Fund would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund which utilizes a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in lower value of the Cash Management Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from an investment in a fund utilizing solely market values and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

      Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Cash Management Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities of thirteen months or less and invest only in certain eligible securities determined by the Funds' Board of Trustees to be of high quality with minimal credit risks. Pursuant to Rule 2a-7, the Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably possible, the price per share of the Cash Management Fund, as computed for the purpose of sales and redemptions, at $1.00. Such procedures include review of the Cash Management Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the net asset value of the Fund calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, which may include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

      The other Funds value their portfolio securities in accordance with the procedures described in the Prospectus.


      NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed, and therefore days upon which shareholders can't redeem shares, currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



                              SHAREHOLDER SERVICES

      CORPORATE PENSION/PROFIT-SHARING AND PERSONAL RETIREMENT PLANS. The Funds make available to corporations a variety of prototype pension and profit-sharing plans including a 401(k) Salary Reduction Plan. In addition, the Funds make available Keogh Plans, IRAs, including IRAs set up under a Simplified Employee Pension Plan ("SEP-IRAs") and IRA "Rollover Accounts," and 403 (b)(7) Plans. Plan support services are also available. For details contact the Distributor by calling toll free 1-800-GABELLI (1-800-422-3554). The Fund has the right to terminate any of these plans at any time giving proper notice to existing accounts.

      Investors who wish to purchase Fund shares in conjunction with a Keogh Plan, a 403(b)(7) Plan or an IRA, including a SEP-IRA, may request from the Distributor forms for adoption of such plans. The Funds can also be used as vehicles for existing pension and profit-sharing plans.

      A fee may be charged by the entity acting as custodian for Keogh Plans, 403(b)(7) Plans or IRAs, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form.

      Shares may be purchased in connection with these plans only by direct remittance to the entity which acts as custodian. Purchases for these plans may not be made in advance of receipt of funds.

      The minimum initial investment for corporate plans, Salary Reduction Plans, 403(b)(7) Plans, and SEP-IRAs, with more than one participant, is $1,000, with no minimum on subsequent purchases. The minimum initial investment for Distributor- sponsored Keogh Plans, IRAs, SEP-IRAs and 403(b)(7) Plans with only one participant is normally $750, with no minimum on subsequent purchases.

      The investor should read the Prototype Retirement Plan and the relevant form of custodial agreement for further details as to eligibility, service fees and tax implications, and should consult a tax adviser.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Dividends, Distributions and Taxes."

      The Funds intend to continue to qualify and elect annually to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must distribute to shareholders at least 90% of its investment company taxable income (which includes, among other items, dividends, taxable interest and the excess of net short-term capital gains over net long-term capital losses), and meet certain diversification of assets, source of income, and other requirements of the Code. By meeting these requirements, a Fund generally will not be subject to Federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends and distributed to shareholders. If the Funds do not meet all of these Code requirements, they will be taxed as ordinary corporations and their distributions will be taxed to shareholders as ordinary income. In determining the amount of capital gains to be distributed, any capital loss carryover from prior years will be applied against capital gains to reduce the amount of distributions paid. In addition, any losses incurred in the taxable year subsequent to October 31, may be deferred to the next taxable year and used to reduce distributions in the subsequent year.

      Amounts, other than tax-exempt interest, not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, each Fund must distribute for the calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (excluding any capital gains or losses) for the calendar year, (2) at least 98% of the excess of its capital gains over capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of such year, and (3) all ordinary income and capital gain net income (adjusted for certain ordinary losses) for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund during October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      The Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC under the Code if at least one-half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which the Fund held the PFIC stock.

      A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to stockholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

      A Fund may be able to elect alternative tax treatment with respect to PFIC stock it holds. One election that is currently available, provided the appropriate information is received from the PFIC, requires a Fund to generally include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC stock held by a Fund. Each Fund's intention to qualify annually as a regulated investment company may limit its elections with respect to PFIC stock.

      Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Investors should consult their own tax advisors in this regard.

      Distributions of investment company taxable income generally are taxable to shareholders as ordinary income. Distributions from certain of the Funds may be eligible for the dividends-received deduction available to corporations. To the extent dividends received by a Fund are attributable to foreign corporations, a corporation that owns shares in a Fund will not be entitled to the dividends received deduction with respect to its pro rata portion of such dividends, since the dividends-received deduction is generally available only with respect to dividends paid by domestic corporations. Proposed legislation, if enacted, would reduce the dividend received deduction from 70 to 50 percent.

      Distributions of net capital gains, if any, designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gain, regardless of the length of time the Fund's shares have been held by a shareholder. All distributions are taxable to the shareholder whether reinvested in additional shares or received in cash. Shareholders will be notified annually as to the Federal tax status of distributions.

      Investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Funds. Distributions by a Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a stockholder's cost basis, such distribution, nevertheless, would be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. The price of shares purchased at that time includes the amount of the forthcoming distribution.

      Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long-term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.

      Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are exchanged within 90 days after the date they were purchased and new Service Class shares of a Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

      Certain of the options, futures contracts, and forward foreign currency exchange contracts in which certain of the Funds may invest are so-called "section 1256 contracts". With certain exceptions, realized gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by a Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss. Investors should consult their own tax advisers in this regard.

      Generally, the hedging transactions undertaken by a Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to stockholders.

      A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

      Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Fund that did not engage in such hedging transactions. Investors should consult their own tax advisers in this regard.

      Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures, and forward contracts.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase, decrease, or eliminate the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income. Investors should consult their own tax advisers in this regard.

      Income received by a Fund from sources within foreign countries may be subject to withholding and other similar income taxes imposed by the foreign country. Investors should consult their own tax advisers in this regard.

      Generally, a credit for foreign taxes is available but is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his total foreign source taxable income. For this purpose, if a Fund makes the election to qualify as a regulated investment company, the source of the Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit) including foreign source passive income of a Fund. The foreign tax credit may offset only 90% of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income.

      The Funds are required to report to the Internal Revenue Service ("IRS") all distributions to shareholders except in the case of certain exempt shareholders. All such distributions generally are subject to withholding of Federal income tax at a rate of 31% ("backup withholding") in the case of non-exempt shareholders if (1) the shareholder fails to furnish the Funds with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the Funds or a shareholder that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. If the withholding provisions are applicable, any such distributions whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld. Investors may wish to consult their tax advisors about the applicability of the backup withholding provisions.

      The foregoing discussion relates only to Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Distributions by the Funds also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from the Federal income tax treatment. Shareholders should consult their tax advisors with respect to particular questions of Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisors regarding U.S. and foreign tax consequences of ownership of shares of the Funds, including the likelihood that distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or at a lower rate under a tax treaty).

                             PERFORMANCE INFORMATION

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Performance Information".

      The Funds may, from time to time, include their yield, effective yield and average annual total return in advertisements or reports to shareholders or prospective investors.

      Current yield for the Cash Management Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular seven-day period, less a pro-rata share of the Fund's expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Cash Management Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1) 365/7] -1.

      Quotations of yield for the other Funds will be based on the investment income per share earned during a particular 30-day period, less expenses accrued during a period ("net investment income") and will be computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  YIELD = 2[(a-b + 1)RAISED TO THE 6TH POWER-1]
                             ---
                             cd

      where a = dividends and interest earned during the period, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

      Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                     P (1 + T)RAISED TO THE NTH POWER = ERV

      (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses (net of certain reimbursed expenses) on an annual basis, and will assume that all dividends and distributions are reinvested when paid.


      For the fiscal year ended September 30, 1992, the rates of total return of the Intermediate Bond Fund and the Balanced Fund Retail Class were 11.87% and 7.32%, respectively. For the fiscal year ended September 30, 1993, the rates of total return of the Retail Class of the Intermediate Bond Fund and the Balanced Fund were 10.24% and 17.60%, respectively, and for the Balanced Fund Service Class, 6.96%. For the year ended September 30, 1994, for the Service class of shares the total rate of return of the Equity Fund, the Intermediate Bond Fund and the Balanced Fund were (.90%), (6.81%) and 4.67%, respectively, and for the Retail class of shares, total rate of return was 9.14%, (5.46%) and 5.30%, respectively. For the year ended September 30, 1995, for the Service Class of shares the total rate of return of the Equity Fund, the Intermediate Bond Fund and the Balanced Fund were 25.85%, 11.13% and 21.98%, respectively. For the year ended September 30, 1995, for the Retail Class of shares the total rate of return of the Equity Fund, the Intermediate Bond Fund and the Balanced Fund were 25.54%, (.95)% and 21.67%, respectively. For the fiscal year ended September 30, 1996, for the Retail class of shares the total rate of return of the Equity Fund, the Intermediate Bond Fund and the Balanced Fund were 26.9%, 4.5% and 19.0%, respectively. For the year ended September 30, 1996, for the Service Class of shares the total return for the Equity Fund and the Balanced Fund were 26.3% and 18.8%, respectively. For the period from April 15, 1997 to September 30, 1997, the total return of the SmallCap Fund was 44.8%.


      Quotations of yield and total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Yield and total return for the Funds will vary based on changes in the market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

      In connection with communicating its yields or total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do no reflect deductions for administrative and management costs.

      Performance information for the Funds may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Composite Stock Index, the Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Funds' results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

                           INFORMATION ABOUT THE FUNDS

      The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "General Information."


      The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest having a par value of $0.001 per share. The Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares of beneficial interest. Pursuant to that authority, the Board of Trustees has authorized the issuance of six series representing six portfolios of the Trust (i.e., the Funds).


      Except as noted below, each share of a Fund represents an equal proportionate interest in that Fund with each other share of the same Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trust's Board of Trustees. In the event of the liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets belonging to that Fund which are available for distribution, and a proportionate distribution, based upon the relative net assets of the Funds, of any general assets not belonging to a Fund which are available for distribution.

      Each Fund is comprised of two classes of shares of beneficial interest -- "Retail Class" shares (formerly "Institutional Class") and "Service Class" shares. Retail Class shares and Service Class shares are identical in all respects, except that Service Class shares are subject to a sales load and bear higher expenses incurred in the distribution and marketing of such shares. These expenses are paid pursuant to the Rule 12b-1 Distribution Plan and Agreement described under "Investment Advisory and Other Services" in this Statement of Additional Information.

      All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. For example, shareholders of each Fund will vote separately by series on matters involving investment advisory contracts and shareholders of each Class will vote separately by class for matters involving the Rule 12b-1 Distribution Plan. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to the approvals to be obtained from shareholders in connection with general matters affecting all of the Funds (e.g., election of Trustees and ratification of independent accountants), means the vote of a majority of each Fund's outstanding shares represented at a meeting. The term "majority", as defined by the Act when referring to the approvals to be obtained from shareholders in connection with matters affecting a single Fund or class (e.g., approval of investment advisory contracts or changing the fundamental policies of a Fund, or approving the Rule 12b-1 Distribution Plan and Agreement with respect to a class), means the vote of the lesser of (i) 67% of the shares of the Fund (or class) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund (or class). Shareholders are entitled to one vote for each full share held, and fractional votes for fractional shares held.

      Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

      The Funds send annual and semi-annual financial statements to all of their shareholders.


          CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT,COUNSEL AND
                            INDEPENDENT ACCOUNTANTS


      The Bank of New York, 90 Washington Street, New York, New York 10286, acts as the Funds' custodian. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, acts as transfer agent for the Trust. Neither State Street Bank and Trust Company, nor The Bank of New York takes any part in determining the investment policies of the Funds or which portfolio securities are to be purchased or sold by the Funds.



      Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, passes upon certain legal matters in connection with the shares offered by the Funds and also acts as Counsel to the Funds.


      Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants, have been selected as independent accountants of the Funds.

                                    APPENDIX

      Descriptions of certain Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") corporate bond ratings:


      S&P

      AAA
      Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

      AA
      Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

      A
      Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB
      Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

      Plus (+) or minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus designation to show relative standing within the major ratings categories.

      MOODY'S

      Aaa
      Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa
      Bonds which are rated Aa are judged to be of higher quality by all standards. Together with the Aaa group they comprise what generally are known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A
      Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa
      Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Moody's applies the numerical modifiers 1, 2 and 3 to show relative standing within the major rating categories, except in the Aaa category and in the categories below B. The modifier 1 indicates a ranking for the security in the higher end or a rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of a rating category.

      Description of S&P and Moody's commercial paper ratings:

      The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

                              FINANCIAL STATEMENTS


      The audited financial statements for the Funds dated September 30, 1996 and the Report of Price Waterhouse LLP thereon, are incorported herein by reference to the Trust's Annual Report. The Annual Report is available upon request and without charge. The unaudited financial statements for the Westwood Small Cap Fund dated September 30, 1997are included herein.

WESTWOOD SMALLCAP EQUITY FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)


Shares                                                         Cost                  Value
------                                                         ----                  -----
          COMMON STOCKS - 97.2%
          AVIATION: PARTS and ACCESSORIES - 3.2%
 7,600    BE Aerospace, Inc.*                                $245,833               $273,600
                                                             --------               --------
          BANKING - 3.0%
 5,200    Downey Financial Corp.                              122,967                126,750
 4,400    Golden State Bancorp*                               117,707                131,450
                                                             --------               --------
                                                              240,674                258,200
                                                             --------               --------
          BIOTECHNOLOGY - 1.0%
 4,000    Monarch Dental Corp.*                                61,106                 86,000
                                                             --------               --------
          BROADCASTING - 1.5%
 3,700    Telemundo Group, Inc. - Class A*                     96,068                129,500
                                                             --------               --------
          BUILDING AND CONSTRUCTION - 1.0%
 2,300    NCI Building Systems, Inc.*                          68,237                 82,800
                                                             --------               --------
          COMMERCIAL SERVICES - 3.1%
 3,100    Caribiner International, Inc.*                      103,276                126,325
 6,200    Medallion Financial Corp.                           114,998                134,850
                                                             --------               --------
                                                              218,274                261,175
                                                             --------               --------
          COMPUTER EQUIPMENT - 1.4%
 3,200    TriQuint Semiconductor, Inc.*                       106,425                116,600
                                                             --------               --------
          COMPUTER SOFTWARE - 11.3%
 6,700    GT Interactive Software Corp.*                       82,331                 78,725
 3,600    Harbinger Corp.*                                     87,410                130,950
 2,200    HNC Software, Inc.*                                  55,008                 87,450
 4,400    Hyperion Software Corp.*                             75,489                137,225
15,100    Rational Software Corp.*                            244,175                241,600
 7,100    SELECT Software Tolls - SP-ADR*                      62,438                 60,350
 1,500    Viasoft, Inc.*                                       73,120                 74,250
 3,700    Wind River Systems*                                 102,878                152,625
                                                             --------               --------
                                                              782,849                963,175
                                                             --------               --------
          CONSUMER PRODUCTS - 1.4%
 4,800    Wolverine World Wide, Inc.                          128,678                121,200
                                                             --------               --------
          DISTRIBUTION - 1.1%
 5,700    Anicom, Inc.*                                        79,381                 95,475
                                                             --------               --------



                See accompanying notes to financial statements.

WESTWOOD SMALLCAP EQUITY FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)


Shares                                                         Cost                    Value
------                                                         ----                    -----
          ELECTRONICS - 4.0%
 2,100    Ade Corp.*                                         $ 73,928                 $ 84,263
 4,800    Berg Electronics Corp.*                             157,116                  258,000
                                                             --------                 --------
                                                              231,044                  342,263
                                                             --------                 --------
          ENERGY - 7.6%
13,100    AGL Resources, Inc.                                 262,743                  248,081
 1,900    Cliffs Drilling Co.*                                 87,613                  132,288
 9,600    Newfield Explorations Co.*                          199,063                  269,400
                                                             --------                 --------
                                                              549,419                  649,769
                                                             --------                 --------
          ENGINEERING - 1.0%
 6,900    National Patent Development Corp.*                   73,766                   83,231
                                                             --------                 --------
          ENTERTAINMENT - 2.0%
 4,500    Cinar Films, Inc.*                                  188,706                  171,563
                                                             --------                 --------
          EQUIPMENT AND SUPPLIES - 5.5%
 6,900    Comfort Systems USA, Inc.*                          121,270                  131,963
 5,500    Culligan Water Technologies, Inc.*                  258,789                  253,000
 1,800    Datum, Inc.*                                         81,799                   82,125
                                                             --------                 --------
                                                              461,858                  467,088
                                                             --------                 --------
          FINANCIAL SERVICES - 4.9%
 3,700    AMRESCO, Inc.*                                       70,147                  137,363
 3,200    E*TRADE Group, Inc.*                                 98,622                  150,400
 9,700    Long Beach Financial Corp.*                         112,222                  131,556
                                                             --------                 --------
                                                              280,991                  419,319
                                                             --------                 --------
          HEALTH CARE - 2.5%
 3,200    IDEC Pharmaceuticals Corp.*                          70,353                  134,000
 2,300    Surise Assisted Living, Inc.*                        88,924                   83,087
                                                             --------                 --------
                                                              159,277                  217,087
                                                             --------                 --------
          HOTELS - 1.0%
 3,200    Suburban Lodges of America, Inc.*                    64,406                   84,400
                                                             --------                 --------
          INSURANCE - 2.5%
 3,400    Frontier Insurance Group, Inc.                      115,239                  129,200
 1,500    Triad Guaranty, Inc.*                                56,382                   83,813
                                                             --------                 --------
                                                              171,621                  213,013
                                                             --------                 --------


                See accompanying notes to financial statements.

WESTWOOD SMALLCAP EQUITY FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)


Shares                                                         Cost                    Value
------                                                         ----                    -----
          MANUFACTURING - 5.0%
4,200     Greenfield Industries, Inc.                          $110,035               $120,750
2,700     Hardinge, Inc.                                         73,093                 92,812
1,800     Kulicke & Soffa Industries*                            71,982                 83,363
2,900     Waters Corp.*                                          95,928                128,144
                                                               --------               --------
                                                                351,038                425,069
                                                               --------               --------
          MEDICAL EQUIPMENT AND SUPPLIES - 7.9%
4,600     Acuson Corp.*                                         109,985                125,350
6,600     MiniMed, Inc.*                                        176,399                259,050
4,300     Spine-Tech, Inc.*                                     174,003                161,788
4,800     ThermoTrex Corp.*                                     123,149                125,700
                                                               --------               --------
                                                                583,536                671,888
                                                               --------               --------
          REAL ESTATE INVESTMENT TRUSTS - 7.1%
3,600     Apartment Investment & Management Co. - Class A       104,481                130,050
3,600     Brandywine Realty Trust                                78,258                 86,175
3,900     Excel Realty Trust, Inc.                              101,048                122,362
6,500     FelCor Suite Hotels, Inc.                             241,519                266,906
                                                               --------               --------
                                                                525,306                605,493
                                                               --------               --------
          RETAIL - 9.5%
2,300     Abercrombie & Fitch Co. - Class A*                     43,094                 60,375
5,300     Dress Barn, Inc.*                                     130,262                127,200
6,700     Eagle Hardware & Garden, Inc.*                        137,575                131,906
3,600     Lines 'N Things, Inc.*                                 88,123                120,600
3,700     Whole Foods Market, Inc.*                             119,736                124,912
8,900     Zale Corp.*                                           174,905                230,843
                                                               --------               --------
                                                                693,695                813,836
                                                               --------               --------
          STEEL - 3.2%
2,800     AK Steel Holding Corp.                                122,682                119,350
6,400     Gibraltar Steel Corp.*                                149,427                156,000
                                                               --------               --------
                                                                272,109                275,350
                                                               --------               --------
          TRANSPORTATION  - 4.1%
7,700     Alaska Airgroup, Inc.*                                196,417                253,137
3,900     MotivePower Industries, Inc.*                          75,977                101,400
                                                               --------               --------
                                                                272,394                354,537
                                                               --------               --------
          TELECOMMUNICATIONS - 1.4%
3,650     Davox Corp.*                                          109,408                122,275
                                                               --------               --------


                See accompanying notes to financial statements.

WESTWOOD SMALLCAP EQUITY FUND
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 1997 (UNAUDITED)


                                                         Cost                    Value
                                                         ----                    -----
TOTAL COMMON STOCKS                                      $6,946,099              $8,303,906
                                                         ----------              ----------
Other assets in excess of liabilities - 2.8%                                        242,073
                                                                                 ----------
NET ASSETS                                                                       $8,545,979
                                                                                 ==========

* Non-income producing security.
ADR - American Depository Receipts.


                See accompanying notes to financial statements.

THE WESTWOOD FUNDS
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------



                                                                        SMALLCAP
                                                                       EQUITY FUND
                                                                     ---------------
ASSETS
     Investment in securities at value (cost $6,946,099)             $     8,303,906
     Cash                                                                    194,496
     Receivable for investments sold                                         183,888
     Dividends and interest receivable                                         3,444
     Receivable for fund shares sold                                          28,280
     Deferred organizational costs                                            11,355
     Prepaid expenses                                                          8,168
     Receivable from Advisor                                                  14,207
                                                                     ---------------
        Total Assets                                                       8,747,744
                                                                     ---------------

LIABILITIES
     Payable for securities purchased                                        164,696
     Advisory fee payable                                                     24,918
     Distribution fee payable                                                  4,019
     Other accrued expenses                                                    8,132
                                                                     ---------------
        Total Liabilities                                                    201,765
                                                                     ---------------
NET ASSETS                                                           $     8,545,979
                                                                     ===============

Net Assets Consist of:
     Capital Stock                                                   $           590
     Additional paid-in capital                                            6,796,341
     Accumulated undistributed net investment income                          47,186
     Accumulated undistributed realized gain on investments                  344,055
     Unrealized appreciation on investments                                1,357,807
                                                                     ===============
     Net Assets                                                      $     8,545,979
                                                                     ===============

SHARES OF BENEFICIAL INTEREST
     Retail Class:
     Shares of beneficial interest outstanding                               590,203
                                                                     ===============
     Net Asset Value, offering and redemption price per share        $         14.48
                                                                     ===============


                See accompanying notes to financial statements.

THE WESTWOOD FUNDS
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------



                                                                        SMALLCAP
                                                                     EQUITY FUND (a)
                                                                     ---------------
INVESTMENT INCOME:
      Dividends                                                      $        84,563
                                                                     ---------------

EXPENSES:
      Advisory fees                                                           24,918
      Custodian fees                                                          10,585
      Amortization of organization fees                                        8,200
      Distribution fees                                                        6,229
      Registration fees                                                        4,034
      Audit and Legal fees                                                     3,722
      Other expenses                                                           2,419
      Shareholder service fees                                                 1,201
                                                                     ---------------
             Total Expenses                                                   61,308
      Less:  Fee waivers and expense reimbursements                          (14,207)
             Custodial credits                                                (9,724)
                                                                     ---------------
      Total Net Expenses                                                      37,377
                                                                     ---------------

NET INVESTMENT INCOME                                                         47,186
                                                                     ---------------

NET REALIZED/UNREALIZED GAINS ON INVESTMENTS:
      Net realized gain on investment transactions                           344,055
      Change in unrealized appreciation of investments                     1,357,807
                                                                     ---------------
      Net realized/unrealized gain on investments                          1,701,862

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $     1,749,048
                                                                     ===============

--------------------------
(a) Period from April 15, 1997 (inception date of fund) to September 30, 1997.

                See accompanying notes to financial statements.

THE WESTWOOD FUNDS
WESTWOOD SMALLCAP EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------



                                                                         FOR THE
                                                                      PERIOD ENDED
                                                                       SEPTEMBER 30,
                                                                         1997 (a)
                                                                     ---------------
OPERATIONS:
     Net investment income                                           $        47,186
     Net realized gains on investment transactions                           344,055
     Net change in unrealized appreciation on investments                  1,357,807
                                                                     ---------------
Net increase in net assets resulting from operations                       1,749,048
                                                                     ---------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from sales of shares:
        Retail Class                                                      10,675,477
                                                                     ---------------

     Net asset value of shares redeemed:
        Retail Class                                                      (3,878,546)
                                                                     ---------------

     Net increase in net assets from capital share transactions            6,796,931
                                                                     ---------------

Total increase in net assets                                               8,545,979

NET ASSETS
     Beginning of period                                                        --
                                                                     ---------------

     End of period                                                   $     8,545,979
                                                                     ===============

------------
(a) Period from April 15, 1997 (inception date of fund) to September 30, 1997.


                See accompanying notes to financial statements.

   NOTE 1 ----DESCRIPTION. The Westwood Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company and currently consists of five separate investment portfolios: Westwood SmallCap Equity Fund (commenced operations on April, 15, 1997 with only one class of shares), Westwood Equity Fund, Westwood Intermediate Bond Fund, Westwood Balanced Fund (collectively, the "Funds") and Westwood Cash Management Fund, each with two (2) classes of shares known as the Service Class and the Retail Class (formerly the "Institutional Class"). Westwood Cash Management Fund has not commenced operations. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expense incurred in the distribution and marketing of such shares are different for each class with the exception of the Cash Management Fund. Effective November 8, 1994, all shares in the Service Class of Intermediate Bond Fund were redeemed. No such shares were outstanding at September 30, 1997, although such shares are available for sale.
   NOTE 2 ----SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Funds.
   (a) Portfolio Valuation. Investments in securities (including options and financial futures) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there are no trades, at the current bid price as of 4:15 p.m. eastern time. Over-the-counter securities for which there were no transactions, are valued at the bid price. Bonds and other fixed income securities are valued by using market quotations, and may be valued on the basis of prices provided by a pricing service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term securities which mature in 60 days or less are valued at amortized cost, if their terms to maturity at purchase were 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity at purchase exceeded 60 days.
   (b) Securities transactions and investment income. Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded in the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of premium and accretion of discount on investments, is accrued daily.
   (c) Distributions to shareholders. Dividends from net investment income are declared and paid annually for the SmallCap Equity Fund. Distributions of net realized gain are normally declared and paid at least annually by each Fund. Distributions are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ with generally accepted accounting principles. These "book/tax" differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts bases on their tax-basis treatment; temporary differences do not require a reclassification.
   (d) Federal income taxes. It is the policy of each of the Funds to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to Federal income taxes to the extent that they distribute all of their taxable income for the fiscal year.
   (e) Organizational expenses. Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized on a straight line basis over sixty months beginning with each Fund's commencement of operations.
   (f) Determination of net asset value and calculation of expenses. Expenses directly attributable to a Fund are charged to that Fund. Other expenses are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the Class incurring the expense.

   (g) Use of Estimates. Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.


   NOTE 3 ---- INVESTMENT ADVISORY, ADMINISTRATIVE AND OTHER TRANSACTIONS WITH AFFILIATES. As compensation for its services and related expenses, the Trust pays the Adviser a fee computed daily and payable monthly in an amount equal on an annualized basis to 1.00% of the SmallCap Equity Fund's daily average net asset value. For the fiscal year ended September 30, 1997, the adviser was entitled to fees of $24,918 for the SmallCap Equity Fund. The Adviser has voluntarily agreed to reimburse the Funds in the event the Funds' annual expenses exceed 1.50% of average net assets. As of September 30, 1997, the Advisor expects to reimburse the Funds $14,207.

   Gabelli & Company, an indirect subsidiary of Gabelli Funds, Inc. serves as distributor of the Funds. On September 30, 1994 the Funds' shareholders approved a Plan of Distribution (the "Plan") for the Retail Class of shares pursuant to Rule 12b-1. The Plan authorizes payment by the Funds to Gabelli & Company in connection with the distribution of its Retail Class shares at an annual rate of up to .25% of the average daily net assets. For the year ended September 30,1997, the Fund incurred distribution expenses in the amounts of $6,229 for the Retail Class of the SmallCap Equity Fund.


      NOTE 4 ---- SECURITIES TRANSACTIONS
(a) Purchase and sale transactions. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended September 30, 1997 were as follows:

                                    Common Stocks & Bonds
                                    ---------------------
                                    Purchases          Sales
                                    ---------          -----
SmallCap Equity Fund                13,341,813         6,739,768


(b) Federal income tax basis. Gross unrealized appreciation and depreciation on investment securities at September 30, 1997 based on cost for Federal income tax purposes, is as follows:

                                      Gross            Gross              Net
                                   Unrealized        Unrealized       Unrealized
                                  Appreciation      Depreciation     Appreciation
SmallCap Equity Fund               $1,452,884          $95,077         $1,357,807

Note 5 - Capital Share Transactions

                                             Period ended
                                         September 30, 1997(a)
                                        -----------------------
                                         Shares       Amount
                                         ------       ------
Retail Class
  Shares sold                           882,584    $10,675,477
  Shares reinvested                          --             --
  Shares redeemed                      (292,381)    (3,878,546)
                                       --------    -----------
Net increase (decrease) in shares       590,203    $ 6,796,931
                                       ========    ===========

--------------
(a)Period from April 15, 1997 (inception date of fund) to September 30, 1997.

                               THE WESTWOOD FUNDS
                            PART C: OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Financial Statements:

Included in Part A:

     WESTWOOD EQUITY FUND
     WESTWOOD INTERMEDIATE BOND FUND
     AND WESTWOOD BALANCED FUND

     Financial Highlights for each of the five years in the period ended September 30, 1996.

     WESTWOOD SMALLCAP EQUITY FUND

     Financial Highlights (unaudited) for the period ended September 30, 1997.

      Included in Part B for all the Funds except Westwood SmallCap Equity Fund and incorporated by reference to the Funds' Annual Report dated September 30, 1996:

     WESTWOOD EQUITY FUND

     Portfolio of Investments -- September 30, 1996.

     Statement of Assets and Liabilities -- September 30, 1996.

     Statement of Operations -- year ended September 30, 1996.

     Statement of Changes in Net Assets -- for the years ended September 30, 1995 and September 30, 1996.

     Notes to Financial Statements.

     Selected Per Share Data and Ratios.

     Report of Independent Accountants dated November 12, 1996.
     (Incorporated by Reference)

     WESTWOOD INTERMEDIATE BOND FUND AND WESTWOOD BALANCED FUND

     Portfolio of Investments -- September 30, 1996.

     Statement of Assets and Liabilities -- September 30, 1996.

     Statement of Operations -- year ended September 30, 1996.

     Statement of Changes in Net Assets -- years ended September 30, 1995 and September 30, 1996.

     Notes to Financial Statements.

     Selected Per Share Data and Ratios.

     Report of Independent Accountants dated November 12, 1996.
     (Incorporated by Reference)

     WESTWOOD SMALLCAP EQUITY FUND

     Portfolio of Investments -- (unaudited)-- September 30, 1997.

     Statement of Assets and Liabilities --(unaudited)-- September 30, 1997.

     Statement of Operations --(unaudited)-- the period ended September 30,
     1997.

     Statement of Changes in Net Assets --(unaudited)-- the period ended September 30, 1997.

     Notes to Financial Statements.

     Selected Per Share Data and Ratios --(unaudited)-- the period ended September 30, 1997..


(b)  Exhibits:

(1) Registrant's Declaration of Trust and Amendments thereto are incorporated by reference to Exhibit 1 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.

(2) Registrant's By-Laws are incorporated by reference to Exhibit 2 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.

(3)  None.


(4)    The specimen copy of a share certificate is incorporated by reference to
       Exhibit 4 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on December 22, 1986.


(5)(a) Revised form of Investment Advisory Agreement between the Registrant and Teton Advisers, LLC. incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 14, 1997.

(5)(b) Sub-Administration Contract with BISYS Fund Services for The Westwood Funds.*

(5)(c) The Form of Investment Sub-Advisory Agreement between Teton Advisers, LLC and Westwood Management Corporation for the Westwood SmallCap Equity Fund and Westwood Realty Fund, incorporated by reference to Exhibit 5(c) of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 14, 1997.


(6) The Distribution Agreement between Gabelli & Company, Inc. and The Westwood Funds, incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.

(7)     None.

(8)(a) The Amended and Restated Custody Agreement dated August 18, 1989 is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on January 29, 1990.

(9)     None.

(10)(a) Opinion of Baker & McKenzie, Trust Counsel, incorporated by reference to
        Exhibit 10(a) of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on February 20, 1997.

(10)(b) Consent of Battle Fowler LLP, Trust Counsel.*

(11)    Consent of Price Waterhouse LLP, Independent Accountants*

(12)    None.

(13)    None.

(14)    None.

(15) Rule 12b-1 Distribution Plan and Agreement for The Westwood Funds (Retail Class) incorporated by reference to Exhibit (15)(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.

(15)(a) Rule 12b-1 Distribution Plan and Agreement for The Westwood Funds (Service Class) incorporated by reference to Exhibit (15)(b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on January 31, 1995.

(16) Schedule for Computation of Performance Quotations -- the Westwood SmallCap Equity Fund.*

(17)    Financial Data Schedule --the Westwood SmallCap Equity Fund*


Item 25. Persons Controlled by or Under Common Control with Registrant

Not Applicable.

------------
* Filed herewith.

Item 26. Number of Holders of Securities


      (1)                                     (2)
                                        Number of Record
      Title of Class             Holders as of October 3, 1997


      Westwood Equity Fund                               6,143
      Westwood Cash Management Fund                       --
      Westwood Intermediate Bond Fund                      514
      Westwood Balanced Fund                             3,394
      Westwood Equity (Service Class)                       94
      Westwood Balanced (Service Class)                    448
      Westwood SmallCap Equity Fund                        239
      Westwood Realty Fund                                 113


Item 27. Indemnification

      The statement as to the general effect of any contract, arrangements or statute under which a trustee, officer, underwriter or affiliated person of the Registrant is indemnified is incorporated by reference to Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement onForm N-1A, filed on December 22, 1986.

Item 28. Business and Other Connections of the Investment Adviser

      Teton Advisers LLC (the "Adviser"), a subsidiary of Gabelli Funds, Inc., serves as the Funds' investment adviser. The Adviser is a Texas limited liability company. The Adviser was formed in 1994.

      Westwood Management Corp. (the "Sub-Adviser") serves as the Fund's investment adviser. The Sub-Adviser is a registered investment adviser managing in excess of $900 million in separate accounts, primarily corporate pension funds. The Sub-Adviser was formed in 1983.


Officers and Directors of Investment Adviser

Name and Position
with Investment Adviser                 Other Businesses:


Bruce N. Alpert                         Chief Operating Officer of Investment
President and General Manager           Advisory Division of Gabelli Funds, Inc.

Gary P. Watson                          Chief Financial Officer of Gabelli
Chief Financial Officer                 Securities, Inc.

Joseph R. Rindler                       Chairman of Gabelli Asset Management
Member                                  Company, Inc.

John D. Gabelli                         Vice President of Gabelli & Company,
Member                                  Inc.

James E. McKee                          General Counsel of Gabelli Funds, Inc.
Secretary

Officers and Directors of Investment Sub-Adviser

Name and Position
with Investment Sub-Adviser             Other Businesses:

Susan M. Byrne                          Director:
Director, President and Treasurer       Southwest Securities Group
                                        1201 Elm Street, #4300
                                        Dallas, TX

Patricia Rice Fraze                     None
Executive Vice President

Lynda Jean Calkin                       None
Senior Vice President

Donald A. Buchholz                      Chairman of the Board:
Director                                Southwest Securities Group
                                        1201 Elm Street, #4300
                                        Dallas, TX
                                        Director:
                                        Trust Co. of Texas
                                        Preston Road, Dallas, TX


Raymond E. Woolridge                    Vice Chairman:
Director                                Southwest Securities Group
                                        1201 Elm Street, #4300
                                        Dallas, TX
                                        Director:
                                        Trust Co. of Texas
                                        Chairman:
                                        Brokers Transactions
                                        Services
                                        Preston Road, Dallas, TX


David Glatstein                         President and Chief
Director                                Executive Officer:
                                        Southwest Securities Group
                                        1201 Elm Street, #4300
                                        Dallas, TX


Jacqueline Finley                       None
Secretary


Item 29.  Principal Underwriter

      (a) Gabelli & Company, Inc. or its affiliate is Distributor for the Registrant, Gabelli Equity Series Funds, Inc., Gabelli Gold Fund,Inc., Gabelli Global Series Funds, Inc., Gabelli International Growth Fund, Inc., Gabelli Investor Funds, Inc., Gabelli Capital Asset Fund, Gabelli Asset Fund, Gabelli Growth Fund, Gabelli Value Fund, Westwood Equity Fund, Westwood Intermediate Bond Fund, Westwood Balanced Fund, Westwood Cash Management Fund, Westwood Realty Fund and WestwoodSmallCap Equity Fund.


      (b) Officers and Trustees

Name and Principal                  Positions and Offices                        Positions and Offices
Business Address*                   with Distributor                             with Registrant


Stephen G. Bondi                    Director, Vice President --  Finance         None
James E. McKee                      Secretary                                    Secretary
Donald C. Jenkins                   Director                                     None
Walter K. Walsh                     Compliance Officer                           None
James G. Webster, III               Chairman and Director                        None
Gary P. Watson                      Chief Financial Officer                      None

------------
* All addresses are One Corporaate Center, Rye, New York 10580.

Item 30. Location of Accounts and Records

        1.  The Bank of New York
            90 Washington Street
            New York, New York 10266

        2.  Gabelli & Company, Inc.
            One Corporate Center
            Rye, New York 10580

        3.  Westwood Management Corp.
            300 Crescent Court, Suite 1320
            Dallas, TX 75201

        4.  BISYS Fund Services, Inc.
            3435 Stelzer Rd., Suite 1000
            Columbus, OH 43219

        5.  State Street Bank and Trust Company
            225 Franklin Street
            Boston, Massachusetts 02110

Item 31. Management Services

Not Applicable.

Item 32.  Undertakings


      (a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the removal of a trustee if requested to do so by the holders of at least 10% of the Registrant's outstanding shares.

      (b) Registrant undertakes to provide the support to shareholders specified in Section 16(c) of the 1940 Act as though that section applied to the Registrant.

      (c) Registrant hereby undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of the Registrant's 1933 Act Registration Statement relating to shares of the Westwood Realty Fund (the "Shares") or the initial public offering of the Shares, whichever is later.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rye, and State of New York on the 30th day of October 1997.



                                   THE WESTWOOD FUNDS

                                   BY:  * Susan M. Byrne
                                        -------------------------
                                       Susan M. Byrne,
                                       President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                         Title                                    Date
---------                         -----                                    ----


* Susan M. Byrne                  Trustee, President and
Susan M. Byrne                    Principal Executive Officer              October 30, 1997

* Anthony J. Colavita             Trustee                                  October 30, 1997
---------------------
Anthony J. Colavita


* James P. Conn                   Trustee                                  October 30, 1997
----------------------
James P. Conn

* Werner Roeder, M.D.             Trustee                                  October 30, 1997
Werner Roeder, M.D.


___________________               Trustee                                  October 30, 1997
Karl Otto Pohl





By: /Bruce N. Alpert/
    -----------------
    Bruce N. Alpert
       Attorney-in-Fact


* Pursuant to Power of Attorney filed as Exhibit 16(f) to this Post-Effective Amendment No. 12 to Registration Statement on Form N-1A.

                                 EXHIBIT INDEX

Exhibit No.                             Description
-----------                             -----------

  (5)(b) Sub-Administration Contract with BISYS Fund Services for The Westwood Funds.

  (10)(b)       Consent of Battle Fowler LLP, Trust Counsel.


  (11)          Consent of Price Waterhouse LLP.


  (16) Schedule for Computation of Performance Quotations -- the Westwood SmallCap Equity Fund.

  (17)          Financial Data Schedule